UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21982
Guggenheim Strategic Opportunities Fund
 (Exact name of registrant as specified in charter)
227 W. Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 W. Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2016 - November 30, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GOF
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT GUGGENHEIM STRATEGIC
OPPORTUNITIES FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gof, you will find:
•  Daily, weekly and monthly data on share prices, net asset values, distributions and more

•  Portfolio overviews and performance analyses

•  Announcements, press releases and special notices

•  Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2016.
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2016, the Fund provided a total return based on market price of 15.76% and a total return based on NAV of 13.58%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of November 30, 2016, the Fund’s market price of $19.22 represented a premium of 2.56% to its NAV of $18.74. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
From June 2016 through November 2016, the Fund paid a monthly distribution of $0.1821. The latest distribution represents an annualized distribution rate of 11.37% based on the Fund’s closing market price of $19.22 on November 30, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(i) on page 50 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 71 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique

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(Unaudited) continued	November 30, 2016

which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.
Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Strategic Opportunities Fund
 December 31, 2016

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2016

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; James W. Michal, Senior Managing Director and Portfolio Manager; and Steven H. Brown, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended November 30, 2016.
What is the Fund’s investment objective and how is it pursued?
The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved.
GPIM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“Income Securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“Common Equity Securities,” exposure to which is obtained primarily by investing in exchange-traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, many of which historically have not been highly correlated to one another.
Under normal market conditions:
•
The Fund may invest without limitation in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”); the Fund may invest in below-investment grade income securities of any rating;

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;

•
The Fund may invest up to 50% of its total assets in common equity securities, and the Fund may invest in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities; and

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, GPIM uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. GPIM also considers macroeconomic outlook and geopolitical issues.
The Fund uses financial leverage (borrowing and reverse repo) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
What were the significant events affecting the economy and market environment over the past six months?
Behind the performance numbers for the past six months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate default volume, several quarters of negative earnings growth, the British vote to exit the European Union, and stubbornly low inflation across the globe. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, or that the S&P 500 was down almost 11%. We continue to believe that the turnaround in market performance was a result of global central bank easing.
The surprise end to the fractious U.S. election season leaves many questions unanswered about the new administration, but as it relates to the economy we are particularly alert to the possible market impact of resurgent fiscal policy. We will learn more as we move through the transition of power, but in the meantime several market positives should support asset performance in 2017. The domestic economy just turned in the highest growth rate in two years, early indications point to a strong Christmas selling season, corporate earnings have rebounded, and the energy sector is stabilizing with the oil market recovery.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

U.S. real gross domestic product (GDP) grew by 3.2% in the third quarter, according to the second reading, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade. The policy outlook has become more uncertain with the election, though early indications that fiscal easing will be prioritized in the new administration suggest that the risks to real GDP growth in 2017 and 2018 are now skewed to the upside.
The labor market continues to strengthen and the unemployment rate declined by just 0.4 percentage point to 4.6%, but labor force participation has not grown as much as hoped, and started to trend downwards in November. In the year through November, the labor force participation rate increased by just 0.1 percentage point. Job openings data, another measure of labor market health, has been looking better.
In November of 2015 it was about 5.2 million job openings for the month. By November 2016, it had risen to a little more than 5.5 million job openings for the month. A higher level of job openings tends to indicate a more robust labor market.
GPIM expects the U.S. Federal Reserve (the “Fed”) policymakers to follow their recent rate increases (including a quarter-point increase in the key rate on December 15, after the period ended) with three, and possibly four, more hikes in 2017. While this would be faster than markets are now pricing in, it would still leave rates below levels prescribed by standard policy rules. Fed Chair Janet Yellen commented recently about temporarily running a “high-pressure economy” in the hope that enabling robust business activity and a tight labor market may result in an increase in the productive capacity of the economy. If this scenario materializes, it could entail unemployment dropping further, and inflation overshooting the Fed’s 2% goal. This perspective, as well as the president-elect’s proposed changes to fiscal policy and the likely impact to future real rates, accounts for much of the backup in long-term interest rates, although ongoing asset purchase programs by the European Central Bank (ECB) and Bank of Japan (BoJ) will likely continue to support bond prices. The monetary policy divergence will continue to support the U.S. dollar.
How did the Fund perform for the six months ended November 30, 2016?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2016, the Fund provided a total return based on market price of 15.76% and a total return based on NAV of 13.58%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of November 30, 2016, the Fund’s market price of $19.22 represented a premium of 2.56% to its NAV of $18.74. As of May 31, 2016, the Fund’s market price of $17.61 represented a premium of 0.63% to its NAV of $17.50. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
From June 2016 through November 2016, the Fund paid a monthly distribution of $0.1821. The latest distribution represents an annualized distribution rate of 11.37% based on the Fund’s closing market price of $19.22 on November 30, 2016. The Fund’s distribution rate is not constant and the amount of

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(i) on page 50 for more information on distributions for the period.
Discuss performance over the period.
During the period, the Fund saw positive performance primarily attributable to the continued tightening of credit spreads across fixed income sectors, as well as the Portfolio’s high carry. The credit rally continued through the period despite one of the worst selloffs in government bond markets since the 2013 taper tantrum. Return from spread tightening during the period was chiefly driven by the Portfolio’s investments in collateralized loan obligations (“CLO”), bank loans, and high yield corporate bonds.
The CLO market rebounded during the period. Volatility during early 2016 kept many CLO issuers on the sidelines. As a result, traditional CLO debt investors entered the third quarter well behind internal CLO spending targets. Adding to demand, investors continued to increase allocations to floating-rate CLO debt in response to rising USD LIBOR and negative yields in Japan and Europe. Not surprisingly, CLO spreads tightened significantly during the period. Already hoping to issue or refinance CLOs ahead of the December 2016 risk retention deadline, CLO issuers were only too happy to meet strong CLO demand. September represented the highest monthly CLO issuance since June 2015.
Bank loans and high-yield bonds delivered strong returns during the period. Generally, the biggest gains came from lower quality assets. Bank loan discount margins have tightened and prices have been buoyed by strong collateralized loan obligations (“CLO”) demand and loan mutual fund inflows. In fact, S&P Leveraged Commentary & Data shows that visible demand for loans has outpaced net supply for the longest such stretch since 2009.
The high-yield corporate bond market market followed a fairly predictable path. The continuation of a depressed commodity-price environment ultimately pressured earnings in oil, gas and metals, causing a wave of defaults to materialize. Based on the 1998 default cycle, we predicted that defaults would peak in 2016. Since peaking at 5.7 percent in August, 12-month trailing default rate for all U.S. speculative-grade borrowers rated by Moody's has fallen to 5.5 percent. It is expected to decline further in 2017.
Given the upward trend in the 10-year U.S. Treasury note and the anticipation of three to four additional rate hikes in 2017, over half of the Portfolio has been floating rate with limited interest rate duration risk.
Discuss the Fund’s approach to duration.
Although the Fund has no set policy regarding portfolio duration or maturity, the Fund currently maintains a low-duration target, but adds opportunistically to attractive long duration assets when it can take advantage of short-term fluctuations in interest rates.
What is the Fund’s leverage strategy?
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage detracted from the Fund’s total return during this period. The purpose

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

of leverage (borrowing and reverse repo) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.
As of November 30, 2016, the amount of leverage was approximately 31% of total managed assets. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2016

Fund Statistics
Share Price	$19.22
Net Asset Value	$18.74
Premium to NAV	2.56%
Net Assets ($000)	$346,867

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED NOVEMBER 30, 2016
	Six Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(07/26/07)
Guggenheim Strategic Opportunities Fund
NAV	13.58%	17.15%	9.12%	11.72%	11.28%
Market	15.76%	22.90%	8.06%	10.15%	11.19%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
Ten Largest Holdings
(% of Total Net Assets)
Airplanes Pass Through Trust, 1.09% due 03/15/2019	1.1%
Cosmopolitan Hotel Trust 2016, 5.18% due 11/15/2033	1.0%
Apollo Aviation Securitization Equity Trust, 7.37% due 12/15/2029	1.0%
Kenya Government International Bond, 6.88% due 06/24/2024	1.0%
QBE Insurance Group Ltd., 7.25% due 11/24/2043	1.0%
Ziggurat CLO Ltd., 5.88% due 10/17/2026	1.0%
GS Mortgage Securities Corporation Trust, 9.04% due 02/15/2033	0.9%
Flatiron CLO Ltd., 4.48% due 01/17/2026	0.9%
FDF II Ltd., 7.70% due 05/12/2031	0.9%
Anchorage Credit Funding 1 Ltd., 6.30% due 07/28/2030	0.9%
Top Ten Total	9.7%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

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FUND SUMMARY (Unaudited) continued	November 30, 2016

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2016

Portfolio Breakdown	% of Net Assets
Investments:
Asset Backed Securities	47.5%
Corporate Bonds	41.4%
Senior Floating Rate Interests	38.7%
U.S. Government Securities	7.0%
Collateralized Mortgage Obligations	3.7%
Foreign Government Bonds	2.0%
Preferred Stocks	0.8%
Municipal Bonds	0.6%
Common Stocks	0.5%
Money Market Fund	0.2%
Warrants	0.0%*
Total Investments	142.4%
Call Options Written	-0.2%
Other Assets & Liabilities, net	-42.2%
Net Assets	100.0%
*Less than 0.1%
Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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FUND SUMMARY (Unaudited) continued	November 30, 2016

Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Fixed Income Instruments
AAA	4.8%
AA	0.4%
A	3.7%
BBB	12.9%
BB	16.4%
B	32.2%
CCC	5.2%
CC	0.9%
NR**	11.8%
Other Instruments
Other	0.2%
Short Term Investments	11.5%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for “NR”, or not rated, have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2016

	Shares	Value
COMMON STOCKS† – 0.5%
Technology – 0.2%
Aspect Software Parent, Inc.*,†††,1	49,412	$748,102
Qlik Technologies, Inc. A*,†††,1	56	55,840
Qlik Technologies, Inc. B*,†††,1	13,812	564
Qlik Technologies, Inc.*,†††,1	3,600	–
Total Technology		804,506

Energy – 0.2%
SandRidge Energy, Inc.*,2	18,206	416,918
Titan Energy LLC*,2	9,603	220,869
Total Energy		637,787

Communications – 0.1%
Cengage Learning Acquisitions, Inc.*,††	11,126	209,536

Consumer, Non-cyclical – 0.0%**
Targus Group International Equity, Inc*,†††,1	13,409	19,577

Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,1	5,244,841	387

Consumer, Cyclical – 0.0%**
Deb Stores Holding LLC*,†††,1	9,389	1

Industrial – 0.0%**
Carey International, Inc.*,†††,1	5,666	1
Total Common Stocks
(Cost $4,232,523)		1,671,795

PREFERRED STOCKS† – 0.8%
Industrial – 0.6%
Seaspan Corp.
6.38%[2]	90,925	2,238,574

Financial – 0.2%
AgriBank FCB
6.88%[2]	4,000	432,250
Public Storage
5.90%	10,000	249,500
Total Financial		681,750
Total Preferred Stocks
(Cost $2,921,804)		2,920,324

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2016

	Shares	Value
WARRANTS†† – 0.0%**
Comstock Resources, Inc.
expiring 09/06/18[1]	3,575	$33,784
Total Warrants
(Cost $13,658)		33,784

	Face
	Amount~	Value
SHORT TERM INVESTMENTS – 7.2%
U.S. GOVERNMENT SECURITIES†† – 7.0%
United States Treasury Bill
0.00% due 12/08/16[2,3,14]	5,500,000	$5,499,852
0.00% due 01/12/17[2,3]	5,100,000	5,098,139
0.00% due 01/26/17[2,3]	4,400,000	4,397,474
0.00% due 12/22/16[2,3]	4,300,000	4,299,385
0.00% due 01/19/17[2,3]	3,200,000	3,198,534
0.00% due 02/09/17[2,3]	1,200,000	1,198,981
0.00% due 12/29/16[3]	600,000	599,830
Total U.S. Government Securities
(Cost $24,292,748)		24,292,195

	Shares	Value
MONEY MARKET FUND† – 0.2%
Dreyfus Treasury Prime Cash Management Fund - Investor Shares
0.24%[4]
(Cost $472,490)	472,490	$472,490
Total Short Term Investments
(Cost $24,765,238)		24,764,685

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 47.5%
Collateralized Loan Obligation – 36.2%
Ziggurat CLO Ltd.
2014-1A, 5.88% due 10/17/26[2,5,6]	4,000,000	$3,325,136
Sound Point CLO III Ltd.
2013-2A, 6.23% due 07/15/25[2,5,6]	2,875,000	2,212,048
2013-2A, 4.78% due 07/15/25[2,5,6]	1,000,000	989,932
KVK CLO Ltd.
2014-2A, 5.63% due 07/15/26[5,6]	3,000,000	2,291,509
2013-1A, due 04/14/25[2,6,7]	2,300,000	850,505
Flatiron CLO Ltd.
2013-1A, 4.48% due 01/17/26[2,5,6]	3,300,000	3,083,677
ACAS CLO Ltd.
2014-1A, 6.78% due 07/18/26[5,6]	3,750,000	2,929,116

See notes to financial statements.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 47.5% (continued)
Collateralized Loan Obligation – 36.2% (continued)
Great Lakes CLO Ltd.
2015-1A, 4.63% due 07/15/26[5,6]	1,500,000	$1,436,120
2012-1A, due 01/15/23[2,6,7]	2,500,000	1,017,032
2014-1A, 5.08% due 04/15/25[5,6]	500,000	456,493
Catamaran CLO Ltd.
2014-1A, 5.38% due 04/20/26[5,6]	2,000,000	1,640,035
2014-1A, 6.63% due 04/20/26[2,5,6]	1,600,000	1,152,766
Venture XVI CLO Ltd.
2014-16A, 4.33% due 04/15/26[2,5,6]	3,000,000	2,783,456
Fortress Credit Funding V, LP
2015-5A, 6.31% due 08/15/22[2,5,6]	3,000,000	2,736,729
WhiteHorse VI Ltd.
2013-1A, 6.13% due 02/03/25[2,5,6]	1,750,000	1,478,681
2013-1A, 7.38% due 02/03/25[2,5,6]	2,000,000	1,257,004
THL Credit Wind River CLO Ltd.
2015-2A, 8.68% due 10/15/27[5,6]	3,000,000	2,673,202
Flagship CLO VIII Ltd.
2014-8A, 6.08% due 01/16/26[5,6]	3,250,000	2,673,191
Newstar Trust
2012-2I, 7.45% due 01/20/23[5]	3,000,000	2,673,036
Eaton Vance CLO 2015-1 Ltd.
2015-1A, 8.93% due 10/20/26[5,6]	3,000,000	2,651,149
Saranac CLO II Ltd.
2014-2A, 6.06% due 02/20/25[5,6]	3,000,000	2,437,859
Denali Capital CLO X Ltd.
2013-1A, 6.63% due 04/28/25[5,6]	3,000,000	2,421,441
Fortress Credit Opportunities
2005-1A, 0.96% due 07/15/19[2,5,8]	2,447,366	2,355,560
AMMC CLO XII Ltd.
2013-12A, 5.93% due 05/10/25[5,6]	3,000,000	2,328,285
Octagon Investment Partners XVI Ltd.
2013-1A, 6.38% due 07/17/25[5,6]	3,000,000	2,213,842
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/24[6,7]	2,600,000	2,133,195
Jamestown CLO III Ltd.
2013-3A, 4.18% due 01/15/26[2,5,6]	2,250,000	2,068,119
Voya CLO Ltd.
2013-1A, 4.38% due 04/15/24[2,5,6]	2,000,000	1,961,208
Avery
2013-3X COM, due 01/18/25[7]	2,399,940	1,917,992
Dryden 30 Senior Loan Fund
2013-30A, 6.40% due 11/15/25[2,5,6]	2,500,000	1,901,453
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 5.85% due 10/10/26[2,5,6]	2,000,000	1,869,180

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 47.5% (continued)
Collateralized Loan Obligation – 36.2% (continued)
Golub Capital Partners CLO 24M Ltd.
2015-24A, 5.13% due 02/05/27[2,5,6]	2,000,000	$1,830,141
Shackleton IV CLO Ltd.
2013-4A, 6.63% due 01/13/25[5,6]	2,350,000	1,789,363
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[2,6,7]	2,000,000	1,757,153
Treman Park CLO Ltd.
2015-1A, due 04/20/27[2,6,7]	2,000,000	1,753,857
OCP CLO Ltd.
2015-9A, 7.28% due 07/15/27[5,6]	2,250,000	1,742,677
Mountain View CLO Ltd.
2015-9A, 6.23% due 07/15/27[5,6]	2,000,000	1,725,306
Steele Creek CLO Ltd.
2015-1A, 6.16% due 02/21/27[2,5,6]	2,000,000	1,700,089
Cent CLO 19 Ltd.
2013-19A, 4.19% due 10/29/25[2,5,6]	1,750,000	1,653,874
Monroe Capital CLO Ltd.
2014-1A, 5.61% due 10/22/26[2,5,6]	1,750,000	1,645,036
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[6,7]	3,700,000	1,641,480
CIFC Funding V Ltd.
2014-5A, 7.43% due 01/17/27[5,6]	2,000,000	1,633,156
Ares XXXIII CLO Ltd.
2015-1A, 7.34% due 12/05/25[5,6]	2,000,000	1,596,017
Voya CLO Ltd.
2014-4A, 6.88% due 10/14/26[5,6]	1,950,000	1,549,295
Race Point VII CLO Ltd.
2012-7A, 5.13% due 11/08/24[2,5,6]	1,500,000	1,499,806
Mountain Hawk II CLO Ltd.
2013-2A, 4.03% due 07/22/24[2,5,6]	1,750,000	1,463,801
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.78% due 10/15/26[2,5,6]	1,500,000	1,442,509
Babson CLO Limited
2015-2A, 7.63% due 07/20/27[5,6]	1,750,000	1,434,621
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[2,6,7]	2,600,000	1,401,060
CIFC Funding Ltd.
2012-1X, 8.72% due 08/14/24	1,150,000	967,809
2014-3A, 5.63% due 07/22/26[2,5,6]	500,000	428,497
Cent CLO 22 Ltd.
2014-22A, 7.28% due 11/07/26[5,6]	1,750,000	1,335,019
Avery Point III CLO Ltd.
2013-3A, 5.88% due 01/18/25[2,5,6]	1,500,000	1,272,750
Regatta IV Funding Ltd.
2014-1A, 5.83% due 07/25/26[5,6]	1,500,000	1,232,925

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 47.5% (continued)
Collateralized Loan Obligation – 36.2% (continued)
Finn Square CLO Ltd.
2012-1A, due 12/24/23[6,7]	2,500,000	$1,217,648
Neuberger Berman CLO Ltd.
2012-12A, due 07/25/23[6,7]	2,500,000	1,204,223
NewStar Arlington Senior Loan Program LLC
2014-1A, 5.13% due 07/25/25[2,5,6]	750,000	693,359
2014-1A, 5.97% due 07/25/25[2,6]	500,000	501,650
Babson CLO Ltd.
2012-2A, due 05/15/23[6,7]	2,000,000	1,166,477
CIFC Funding 2014-IV Ltd.
2014-4A, 6.48% due 10/17/26[5,6]	1,500,000	1,162,629
Madison Park Funding XI Ltd.
2013-11A, 6.03% due 10/23/25[5,6]	1,500,000	1,156,219
OCP CLO Ltd.
2013-4A, 5.88% due 10/24/25[5,6]	1,250,000	1,040,086
Avery Point IV CLO Ltd.
2014-1A, 5.88% due 04/25/26[2,5,6]	1,430,000	1,031,519
Sound Point CLO I Ltd.
2012-1A, 5.46% due 10/20/23[2,5,6]	1,000,000	1,000,368
Cent CLO 16, LP
2014-16A, 5.14% due 08/01/24[2,5,6]	1,000,000	1,000,122
Voya CLO Ltd.
2015-3A, 4.83% due 10/15/22[2,5,6]	1,000,000	997,872
Cerberus Onshore II CLO-2 LLC
2014-1A, 5.03% due 10/15/23[2,5,6]	1,000,000	989,031
Garrison Funding Ltd.
2016-2A, 4.62% due 09/29/27†††,2,5,6	1,000,000	985,660
Kingsland VI Ltd.
2013-6A, 4.54% due 10/28/24[5,6]	1,000,000	956,332
Golub Capital Partners CLO 25M Ltd.
2015-25A, 4.53% due 08/05/27[2,5,6]	1,000,000	954,706
Fortress Credit Opportunities III CLO, LP
2014-3A, 4.12% due 04/28/26[2,5,6]	1,000,000	947,495
Atlas Senior Loan Fund IV Ltd.
2014-2A, 4.36% due 02/17/26[2,5,6]	1,000,000	923,217
Ares XXV CLO Ltd.
2013-3A, due 01/17/24[6,7]	1,750,000	904,957
Venture XIII CLO Ltd.
2013-13A, due 06/10/25[6,7]	1,500,000	902,933
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[6,7]	1,050,000	880,114
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[2,6,7]	1,500,000	769,365
OCP CLO 2015-8 Ltd.
2015-8A, 6.88% due 04/17/27[5,6]	1,000,000	739,045

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 47.5% (continued)
Collateralized Loan Obligation – 36.2% (continued)
Resource Capital Corporation
2014-CRE2, 3.05% due 04/15/32[2,5,6]	729,000	$705,038
Newstar Commercial Loan Funding LLC
2014-1A, 5.63% due 04/20/25[2,5,6]	500,000	475,068
2013-1A, 6.16% due 09/20/23[5,6]	250,000	226,799
Marathon CLO Ltd.
due 02/21/25[7]	1,300,000	690,698
Octagon Loan Funding Ltd.
2014-1A, 6.11% due 11/18/26[2,5,6]	700,000	626,368
West CLO Ltd.
2013-1A, due 11/07/25[6,7]	1,350,000	536,998
COA Summit CLO Limited
2014-1A, 4.73% due 04/20/23[2,5,6]	500,000	493,018
NXT Capital CLO LLC
2013-1A, 5.03% due 04/25/24[2,5,6]	500,000	476,203
MCF CLO IV LLC
2014-1A, 6.78% due 10/15/25[2,5,6]	500,000	430,820
Golub Capital Partners CLO Ltd.
2014-18A, 4.88% due 04/25/26[2,5,6]	300,000	270,676
Marathon CLO II Ltd.
2005-2A, due 12/20/19†††,1,5,6,7	3,000,000	3
Total Collateralized Loan Obligation		125,471,908
Transportation – 6.0%
Apollo Aviation Securitization Equity Trust
2014-1, 7.37% due 12/15/29[5]	3,410,256	3,384,679
2014-1, 5.13% due 12/15/29[5]	1,705,128	1,692,340
Airplanes Pass Through Trust
2001-1A, 1.09% due 03/15/19[5,8]	12,068,641	3,922,308
Apollo Aviation Securitization Equity Trust
2016-1A, 9.20% due 03/17/36[2,6,9]	2,600,100	2,639,102
2016-2, 7.87% due 11/15/41[6]	2,500,000	2,501,185
2016-2, 5.93% due 11/15/41[6]	1,000,000	999,949
ECAF I Ltd.
2015-1A, 5.80% due 06/15/40[6]	2,519,634	2,538,531
Stripes
2013-1 A1, 4.06% due 03/20/23†††	1,728,319	1,684,848
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[8]	701,105	652,729
Rise Ltd.
2014-1AB, 6.50% due 02/12/39†††	416,667	407,098
BBAM Acquisition Finance
5.38% due 09/17/18	277,492	276,104
Total Transportation		20,698,873

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 47.5% (continued)
Collateralized Debt Obligation – 3.8%
FDF II Ltd.
2016-2A, 7.70% due 05/12/31[2,6]	3,000,000	$3,025,353
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[2,8]	3,000,000	3,008,599
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[2,6]	2,000,000	2,000,784
2015-1A, 7.50% due 11/12/30[2,6]	1,000,000	1,006,641
SRERS Funding Ltd.
2011-RS, 0.79% due 05/09/46[5,6]	2,545,974	2,495,362
Anchorage Credit Funding 4 Ltd.
2016-4A, 5.50% due 02/15/35[6]	1,000,000	959,580
Highland Park CDO I Ltd.
2006-1A, 1.33% due 11/25/51[2,5,6]	827,394	763,271
Total Collateralized Debt Obligation		13,259,590
Other – 0.7%
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[2,6,9]	1,287,105	1,304,802
Glenn Pool Oil & Gas Trust
6.00% due 08/02/21†††	1,035,382	983,396
Total Other		2,288,198
Financial – 0.4%
NCBJ 2015-1 A
5.88% due 07/08/22†††,1	1,500,000	1,500,000
Aircraft – 0.3%
Castlelake Aircraft Securitization Trust
2014-1, 7.50% due 02/15/29	1,251,454	1,248,951
Credit Cards – 0.1%
Credit Card Pass-Through Trust
2012-BIZ, 0.00% due 12/15/49[6]	294,396	232,284
Total Asset Backed Securities
(Cost $171,999,901)		164,699,804
CORPORATE BONDS†† – 41.4%
Financial – 14.4%
Citigroup, Inc.
5.95%[2,10,11]	3,000,000	2,947,500
5.88%[2,10,11]	1,000,000	1,000,000
Bank of America Corp.
6.50%[2,10,11]	2,000,000	2,081,400
6.10%[2,10,11]	1,750,000	1,750,000
QBE Insurance Group Ltd.
7.25% due 11/24/43[5,6]	3,000,000	3,360,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.4% (continued)
Financial – 14.4% (continued)
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/21[2,6]	2,150,000	$2,090,875
7.38% due 04/01/20[2,6]	950,000	928,625
GMH Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††,2	2,900,000	2,709,908
GEO Group, Inc.
6.00% due 04/15/26[2]	2,000,000	1,920,000
5.88% due 10/15/24[2]	600,000	579,000
5.88% due 01/15/22	100,000	99,750
Customers Bank
6.13% due 06/26/29[5,8]	2,500,000	2,525,000
Citizens Financial Group, Inc.
5.50%[2,10,11]	2,500,000	2,425,000
Fifth Third Bancorp
4.90%[2,10,11]	1,500,000	1,402,500
5.10%[2,10,11]	815,000	764,063
NewStar Financial, Inc.
7.25% due 05/01/20[2]	2,100,000	2,084,250
NFP Corp.
9.00% due 07/15/21[2,6]	1,950,000	2,018,250
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[6]	1,972,568	1,964,402
CNB Financial Corp.
5.75% due 10/15/26†††,5,6	2,000,000	1,962,277
Atlas Mara Ltd.
8.00% due 12/31/20	2,200,000	1,848,000
FBM Finance, Inc.
8.25% due 08/15/21[2,6]	1,750,000	1,811,250
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	1,400,000 GBP	1,808,646
AmTrust Financial Services, Inc.
6.13% due 08/15/23[2]	1,654,000	1,678,132
Greystar Real Estate Partners LLC
8.25% due 12/01/22[2,6]	1,450,000	1,569,625
Cadence Bank North America
6.25% due 06/28/29[2,5,6]	1,600,000	1,400,000
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[2,6]	1,065,000	1,054,350
HUB International Ltd.
9.25% due 02/15/21[2,6]	1,000,000	1,030,000
Lincoln Finance Ltd.
7.38% due 04/15/21[2,6]	800,000	856,000
Pacific Beacon LLC
5.63% due 07/15/51[2,8]	715,735	666,964

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.4% (continued)
Financial – 14.4% (continued)
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48[2]	553,257	$510,258
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20[2]	300,000	298,659
5.88% due 02/01/22	200,000	192,500
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/20[2,6]	500,000	473,750
Total Financial		49,810,934
Consumer, Cyclical – 4.5%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23[2]	2,335,000	2,171,549
6.50% due 05/01/21	429,000	405,405
WMG Acquisition Corp.
6.75% due 04/15/22[2,6]	2,130,000	2,231,174
NPC International Incorporated / NPC Operating Company A Inc /
NPC Operating Company B Inc. 10.50% due 01/15/20[2]	2,055,000	2,125,899
HP Communities LLC
6.82% due 09/15/53[2,8]	978,261	1,054,859
6.16% due 09/15/53†††,2,8	1,000,000	993,878
Nathan’s Famous, Inc.
10.00% due 03/15/20[2,6]	1,804,000	1,966,359
TVL Finance plc
8.50% due 05/15/23	1,300,000 GBP	1,707,021
Exide Technologies
11.00% due 04/30/20[2,12]	2,068,358	1,649,516
PF Chang’s China Bistro, Inc.
10.25% due 06/30/20[2,6]	1,255,000	1,195,388
Total Consumer, Cyclical		15,501,048
Energy – 4.2%
Keane Group Holdings LLC
12.00% due 08/08/19†††,1	1,900,000	1,743,250
Husky Energy, Inc.
4.00% due 04/15/24[2]	900,000	914,300
3.95% due 04/15/22[2]	600,000	622,988
Comstock Resources, Inc.
10.00% due 03/15/20[2,12]	1,300,000	1,280,499
Halcon Resources Corp.
8.63% due 02/01/20[2,6]	1,100,000	1,128,050
TerraForm Power Operating LLC
6.38% due 02/01/23[2,6,9]	1,096,000	1,120,989
Hess Corp.
8.13% due 02/15/19[2]	950,000	1,062,687

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.4% (continued)
Energy – 4.2% (continued)
Sunoco Logistics Partners Operations, LP
4.25% due 04/01/24[2]	1,000,000	$998,836
Approach Resources, Inc.
7.00% due 06/15/21[2]	1,034,000	904,750
EQT Corp.
8.13% due 06/01/19[2]	800,000	901,366
CONSOL Energy, Inc.
8.00% due 04/01/23[2]	850,000	867,000
Buckeye Partners, LP
4.35% due 10/15/24[2]	750,000	758,620
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[2]	400,000	406,000
6.13% due 03/01/22[2]	200,000	202,000
Gibson Energy, Inc.
6.75% due 07/15/21[2,6]	550,000	570,625
SandRidge Energy, Inc.
0.00% due 10/04/20[2,3]	429,218	522,305
QEP Resources, Inc.
6.88% due 03/01/21[2]	350,000	360,500
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[2,8,13]	1,216,133	145,936
SandRidge Energy, Inc. Escrow Notes
8.75% due 06/01/18[2,6,13]	1,900,000	190
Total Energy		14,510,891
Communications – 4.0%
DISH DBS Corp.
5.88% due 11/15/24[2]	2,050,000	2,078,188
7.75% due 07/01/26[2]	1,075,000	1,186,531
MDC Partners, Inc.
6.50% due 05/01/24[2,6]	2,900,000	2,490,375
SFR Group S.A.
7.38% due 05/01/26[2,6]	1,800,000	1,795,500
Inmarsat Finance plc
6.75% due 05/15/22[2,6]	1,850,000	1,762,125
Midcontinent Communications / Midcontinent Finance Corp.
6.88% due 08/15/23[2,6]	1,300,000	1,366,625
Sprint Communications, Inc.
7.00% due 03/01/20[2,6]	800,000	860,496
EIG Investors Corp.
10.88% due 02/01/24[2,8]	750,000	697,500
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[2,6]	550,000	541,750
CSC Holdings LLC
6.75% due 11/15/21[2]	500,000	525,625

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.4% (continued)
Communications – 4.0% (continued)
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25[2]	400,000	$416,000
Interoute Finco plc
4.63% due 10/12/22	295,000 EUR	335,673
Total Communications		14,056,388
Consumer, Non-cyclical – 4.0%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[2,6]	2,082,000	2,055,975
Kinetic Concepts Incorporated / KCI USA Inc
7.88% due 02/15/21[2,6]	1,691,000	1,784,005
Tenet Healthcare Corp.
7.50% due 01/01/22[6]	1,700,000	1,747,812
Halyard Health, Inc.
6.25% due 10/15/22[2]	1,600,000	1,636,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[2,6]	1,625,000	1,633,125
Albertsons Companies LLC / Safeway Incorporated / New Albertson’s Inc / Albertson’s LLC
6.63% due 06/15/24[2,6]	1,500,000	1,550,400
Bumble Bee Holdco SCA
9.63% due 03/15/18[2,6,12]	1,400,000	1,372,000
Acadia Healthcare Company, Inc.
5.63% due 02/15/23[2]	1,000,000	985,000
6.50% due 03/01/24	250,000	248,750
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[2,6]	550,000	547,250
Opal Acquisition, Inc.
8.88% due 12/15/21[2,6]	255,000	199,538
Total Consumer, Non-cyclical		13,759,855
Industrial – 3.6%
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22[2]	2,150,000	2,367,687
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[2,6]	2,025,000	2,138,906
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,2,6	1,846,953	1,865,423
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[2]	1,800,000	1,707,750
Novelis Corp.
5.88% due 09/30/26[2,6]	1,600,000	1,598,000
LMI Aerospace, Inc.
7.38% due 07/15/19[2]	1,575,000	1,571,063
Coveris Holdings S.A.
7.88% due 11/01/19[2,6]	930,000	913,725

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.4% (continued)
Industrial – 3.6% (continued)
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[2,6]	250,000	$261,250
Total Industrial		12,423,804
Basic Materials – 3.5%
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[2,5,6]	2,000,000	2,205,000
Yamana Gold, Inc.
4.95% due 07/15/24[2]	2,160,000	2,117,653
Eldorado Gold Corp.
6.13% due 12/15/20[2,6]	1,950,000	1,964,625
Alcoa Nederland Holding BV
7.00% due 09/30/26[2,6]	1,650,000	1,749,000
GCP Applied Technologies, Inc.
9.50% due 02/01/23[2,6]	1,475,000	1,670,438
Constellium N.V.
7.88% due 04/01/21[2,6]	1,288,000	1,384,600
Novelis, Inc.
8.38% due 12/15/17[2]	877,000	880,289
Mirabela Nickel Ltd.
2.38% due 06/24/19†††,1	1,388,176	256,021
1.00% due 09/10/44†††,1	27,743	–
Total Basic Materials		12,227,626
Technology – 1.8%
Micron Technology, Inc.
7.50% due 09/15/23[2,6]	1,550,000	1,712,750
5.25% due 08/01/23[2,6]	200,000	197,500
Cengage Learning, Inc.
9.50% due 06/15/24[2,6]	1,900,000	1,657,750
Infor US, Inc.
6.50% due 05/15/22[2]	1,532,000	1,574,130
First Data Corp.
7.00% due 12/01/23[2,6]	500,000	523,440
Epicor Software
9.25% due 06/21/23†††,1	500,000	488,500
CDK Global, Inc.
5.00% due 10/15/24	150,000	146,709
Total Technology		6,300,779
Utilities – 1.4%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2,6]	1,425,000	1,425,000
AES Corp.
6.00% due 05/15/26	1,400,000	1,375,500

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.4% (continued)
Utilities – 1.4% (continued)
Terraform Global Operating LLC
9.75% due 08/15/22[2,6]	1,150,000	$1,227,625
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.88% due 08/20/26[2]	1,000,000	994,690
Total Utilities		5,022,815
Total Corporate Bonds
(Cost $140,963,913)		143,614,140
SENIOR FLOATING RATE INTERESTS††,5 – 38.7%
Consumer, Non-cyclical – 8.5%
Reddy Ice Holdings, Inc.
6.75% due 05/01/19	2,271,899	2,142,696
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.02% due 08/19/21	2,119,765	2,098,566
Copernicus Group, Inc.
6.00% due 08/15/22	2,000,000	2,000,000
AT Home Holding III
5.00% due 06/03/22	1,970,000	1,965,075
Pelican Products, Inc.
5.25% due 04/10/20	1,784,233	1,770,851
Give and Go Prepared Foods Corp.
6.50% due 07/29/23	1,650,000	1,647,938
Chef’s Warehouse Parent LLC
6.75% due 06/22/22	1,633,150	1,622,256
Bauer Performance Sports
7.50% due 04/15/21	1,575,000	1,559,644
American Academy Holdings
6.25% due 05/17/21†††,1	1,534,605	1,520,914
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	1,353,622	1,340,086
IHC Holding Corp.
7.00% due 04/30/21†††,1	987,500	976,602
7.25% due 04/30/21†††,1	189,525	186,939
Hanger, Inc.
11.50% due 08/01/19	1,000,000	995,000
Affordable Care Holding
5.75% due 10/24/22	992,500	992,500
CPM Holdings
6.00% due 04/11/22	987,500	992,438
Sho Holding I Corp.
6.00% due 10/27/22	992,500	987,538
CTI Foods Holding Co. LLC
8.25% due 06/28/21	1,105,000	983,450

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 38.7% (continued)
Consumer, Non-cyclical – 8.5% (continued)
Springs Industries, Inc.
7.50% due 06/01/21†††,1	997,500	$977,083
ABB Concise Optical Group LLC
6.00% due 06/15/23	970,000	976,063
Lineage Logistics LLC
4.50% due 04/07/21	942,749	928,607
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21	913,926	911,641
American Tire Distributors, Inc.
5.25% due 09/01/21	700,000	688,044
Parts Town
7.50% due 06/23/22†††	650,000	650,000
NES Global Talent
6.50% due 10/03/19	322,958	290,662
Packaging Coordinators Midco, Inc.
1.07% due 07/01/21†††,1	115,385	101,412
Rite Aid Corp.
5.75% due 08/21/20	100,000	100,313
Targus Group International, Inc.
15.00% due 12/31/19†††,1	56,934	79,612
15.00% due 12/31/19†††,1	2,693	3,765
14.00% due 05/24/16†††,1	155,450	–
Total Consumer, Non-cyclical		29,489,695
Technology – 8.0%
Greenway Medical Technologies
6.00% due 11/04/20	1,691,553	1,649,264
9.25% due 11/04/21	1,000,000	950,000
TIBCO Software, Inc.
6.50% due 12/04/20	2,408,356	2,401,132
Epicor Software
4.75% due 06/01/22	1,749,747	1,744,936
5.00% due 06/01/22	500,000	501,875
Insight Venture
7.25% due 07/15/21†††,1	1,650,000 GBP	2,037,531
Infoblox, Inc.
6.00% due 11/07/23	2,000,000	1,964,160
EIG Investors Corp.
6.00% due 02/09/23	1,882,915	1,831,134
PowerSchool, Inc.
5.88% due 07/30/21†††,1	990,000	990,000
6.00% due 07/30/21†††,1	583,590	583,590
6.38% due 07/30/21†††,1	250,000	250,000
Project Alpha Intermediate Holding, Inc.
9.25% due 08/22/22†††,1	1,650,000	1,619,501

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 38.7% (continued)
Technology – 8.0% (continued)
Aspect Software, Inc.
11.28% due 05/25/20	917,785	$905,551
10.85% due 05/25/18†††,1	604,167	590,734
Solera LLC
3.66% due 03/03/21†††,1	1,287,567	1,133,437
Advanced Computer Software
10.50% due 01/31/23	1,250,000	1,121,875
Kronos, Inc.
5.00% due 11/01/23	1,000,000	1,002,190
MRI Software LLC
5.25% due 06/23/21	958,807	953,418
Sparta Holding Corp.
6.50% due 07/28/20†††,1	955,057	949,236
CPI Acquisition, Inc.
5.50% due 08/17/22	991,782	900,042
Touchtunes Interactive
5.75% due 05/28/21	888,750	886,528
Micron Technology, Inc.
4.36% due 04/26/22	822,938	831,611
GlobalLogic Holdings, Inc.
6.25% due 06/02/19	613,968	613,201
Landslide Holdings, Inc.
5.50% due 09/27/22	600,000	603,000
Active Network, Inc.
5.50% due 11/13/20	444,835	440,448
Ceridian Corp.
4.50% due 09/15/20	240,697	236,586
Total Technology		27,690,980
Consumer, Cyclical – 7.1%
Sears Holdings Corp.
5.50% due 06/30/18	2,557,566	2,493,628
Navistar, Inc.
6.50% due 08/07/20	2,376,992	2,394,083
Belk, Inc.
5.75% due 12/12/22	2,530,875	2,249,315
K & N Parent, Inc.
5.75% due 10/20/23	2,000,000	1,985,000
Mavis Tire
6.25% due 11/02/20†††,1	1,975,000	1,953,229
Boot Barn Holdings, Inc.
5.50% due 06/29/21†††,1	1,975,000	1,950,905
Accuride Corp.
8.00% due 11/10/23	2,000,000	1,940,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 38.7% (continued)
Consumer, Cyclical – 7.1% (continued)
BIG JACK Holdings
5.75% due 07/01/22	1,729,783	$1,725,458
LA Fitness International LLC
6.00% due 07/01/20	1,277,329	1,277,329
National Vision, Inc.
6.75% due 03/11/22	1,200,000	1,144,500
Jacobs Entertainment, Inc.
5.25% due 10/29/18	1,063,037	1,063,037
MyEye Doctor
7.25% due 08/16/21†††,1	990,396	982,632
Sky Bet Cyan Blue HoldCo
6.25% due 02/25/22	650,000 GBP	817,417
Talbots, Inc.
5.50% due 03/19/20	512,371	499,561
Amaya Holding B.V.
5.00% due 08/01/21	498,737	498,194
ABRA Auto Body
8.25% due 09/19/22	500,000	480,000
Ascena Retail Group
5.25% due 08/21/22	403,680	392,724
Alexander Mann Solutions Ltd.
5.75% due 12/20/19	323,090	318,244
Ceridian Corp.
4.50% due 09/15/20	300,000	294,876
Capital Automotive LP
6.00% due 04/30/20	210,000	211,224
Deb Stores Holding LLC
1.50% due 10/11/16†††,1	728,007	1
Total Consumer, Cyclical		24,671,357
Industrial – 5.9%
Alion Science & Technology Corp.
5.50% due 08/19/21	2,468,750	2,416,290
CareCore National LLC
5.50% due 03/05/21	2,392,464	2,338,633
Bioplan / Arcade
5.75% due 09/23/21	1,857,611	1,776,340
National Technical
7.25% due 06/12/21†††,1	1,641,150	1,600,121
SRS Distribution, Inc.
9.75% due 02/24/23	1,500,000	1,545,000
Advanced Integration Tech
6.50% due 07/22/21	1,500,000	1,500,000
Tronair Parent, Inc.
5.75% due 09/08/23	1,500,000	1,485,000

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 38.7% (continued)
Industrial – 5.9% (continued)
HBC Hardware Holdings
6.75% due 03/30/20†††	1,365,000	$1,337,700
SiteOne Landscaping LLC
6.25% due 04/29/22	995,000	1,001,219
ProAmpac
9.50% due 11/18/24	1,000,000	1,000,000
Amspec Services, Inc.
6.00% due 07/01/22†††,1	894,737	886,414
2.09% due 07/01/22†††,1	22,901	22,691
Ranpak
8.25% due 10/03/22	700,000	658,000
GYP Holdings III Corp.
4.50% due 04/01/21	626,696	626,539
Kuehg Corp.
5.25% due 08/12/22	577,583	580,835
Mast Global
7.75% due 09/12/19†††,1	518,925	516,495
SI Organization
5.75% due 11/22/19	496,764	500,241
Hunter Defense Technologies
7.00% due 08/05/19	381,333	343,200
NaNa Development Corp.
8.00% due 03/15/18	336,176	322,729
Doncasters Group Ltd.
9.50% due 10/09/20	101,379	93,269
Carey International, Inc.
9.00% due 05/23/20†††,1	45,978	10,989
Total Industrial		20,561,705
Financial – 2.7%
Hyperion Insurance
5.50% due 04/29/22	1,782,176	1,769,363
American Stock Transfer & Trust
5.75% due 06/26/20	1,457,789	1,443,211
Safe-Guard
6.25% due 08/19/21	1,078,667	1,035,520
Americold Realty Operating Partnership, LP
5.75% due 12/01/22	992,513	1,007,400
Integro Parent, Inc.
6.75% due 10/31/22	992,785	967,965
Ryan LLC
6.75% due 08/07/20	937,500	928,125
Acrisure LLC
5.75% due 11/03/23	845,238	844,004

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 38.7% (continued)
Financial – 2.7% (continued)
Magic Newco, LLC
12.00% due 06/12/19	750,000	$786,248
Assured Partners, Inc.
5.25% due 10/21/22	686,421	688,851
Total Financial		9,470,687
Energy – 1.7%
Invenergy Thermal
6.50% due 10/19/22	1,599,173	1,531,208
PSS Companies
5.50% due 01/28/20	1,857,824	1,319,055
Lone Star Energy
5.47% due 02/22/21	1,143,243	1,011,433
Cactus Wellhead
7.00% due 07/31/20	1,127,760	1,000,887
Exgen Texas Power LLC
5.75% due 09/18/21	1,120,870	850,460
Total Energy		5,713,043
Basic Materials – 1.6%
Zep, Inc.
5.00% due 06/27/22	1,975,000	1,982,406
PetroChoice Holdings
6.00% due 08/19/22	1,485,000	1,492,425
Atkore International, Inc.
7.75% due 10/09/21	1,350,000	1,350,000
Hoffmaster Group, Inc.
5.50% due 11/10/23	600,000	600,000
PQ Corp.
5.25% due 11/04/22	200,000	201,500
Noranda Aluminum Acquisition Corp.
7.00% due 02/28/19	605,414	24,217
Total Basic Materials		5,650,548
Communications – 1.4%
Anaren, Inc.
5.50% due 02/18/21	938,368	919,601
9.25% due 08/18/21	1,000,000	905,000
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	1,722,642	1,652,513
Proquest LLC
10.00% due 12/15/22	1,000,000	968,750
5.75% due 10/24/21	398,983	398,652
Total Communications		4,844,516

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 38.7% (continued)
Transportation – 1.1%
Travelport Holdings LLC
5.00% due 09/02/21	2,067,981	$2,080,472
Capstone Logistics
5.50% due 10/07/21	1,100,000	1,081,212
Sirva Worldwide, Inc.
7.50% due 11/01/22	525,996	514,161
Total Transportation		3,675,845
Utilities – 0.7%
Panda Power
7.50% due 08/21/20	1,245,987	1,216,395
Panda Moxie Patriot
6.75% due 12/19/20	900,000	879,750
Panda Temple II Power
7.25% due 04/03/19	497,744	454,191
Total Utilities		2,550,336
Total Senior Floating Rate Interests
(Cost $135,996,374)		134,318,712
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.7%
Commercial Mortgage Backed Securities – 2.9%
Cosmopolitan Hotel Trust
2016-CSMO, 5.18% due 11/15/33[5,6]	3,500,000	3,519,743
GS Mortgage Securities Corporation Trust
2016-ICE2, 9.04% due 02/15/33[2,5,6]	3,000,000	3,085,545
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52[2,8]	1,920,906	1,836,943
2007-AET2, 6.06% due 10/10/52[2,8]	486,924	493,162
Motel 6 Trust
2015-MTL6, 5.28% due 02/05/30[6]	1,200,000	1,195,546
Total Commercial Mortgage Backed Securities		10,130,939
Residential Mortgage Backed Securities – 0.8%
Nomura Resecuritization Trust
2012-1R, 1.05% due 08/27/47[2,5,6]	1,552,658	1,523,467
TBW Mortgage Backed Pass-Through Certificates
2006-6, 6.04% due 01/25/37[2,9]	1,481,315	753,014
2006-6, 5.75% due 01/25/37[2,9]	620,622	326,144
Total Residential Mortgage Backed Securities		2,602,625
Total Collateralized Mortgage Obligations
(Cost $12,795,630)		12,733,564

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

	Face
	Amount~	Value
FOREIGN GOVERNMENT BONDS†† – 2.0%
Kenya Government International Bond
6.88% due 06/24/24[2,6]	4,250,000	$4,037,500
Dominican Republic International Bond
6.85% due 01/27/45[2,6]	3,050,000	2,897,500
Total Foreign Government Bonds
(Cost $7,530,217)		6,935,000
MUNICIPAL BONDS†† – 0.6%
Illinois – 0.6%
City of Chicago Illinois General Obligation Unlimited
6.26% due 01/01/40	2,350,000	2,193,937
(Cost $2,034,339)
Total Investments – 142.4%
(Cost $503,253,597)		$493,885,745

	Contracts	Value
CALL OPTIONS WRITTEN†, * – (0.2)%
Call options on:
S&P 500 Index Expiring December 2016 with strike price of $2,190.00	281	$(768,535)
Total Call Options Written
(Premiums received $701,927)		$(768,535)
Other Assets & Liabilities, net – (42.2)%		(146,249,899)
Total Net Assets – 100.0%		$346,867,311

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
December 2016 S&P 500 Index E-Mini Futures Contracts
(Aggregate Value of Contracts $61,901,850)	563	$2,106,966

~	The face amount is denominated in U.S. Dollars, unless otherwise indicated.
*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Security was fair valued by the Valuation Committee at November 30, 2016. The total market value of fair valued securities amounts to $24,769,863, (cost $32,168,190) or 7.1% of total net assets.
2	All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2016, the total value of securities segregated was $244,540,462.

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

3	Zero coupon rate security.
4	Rate indicated is the 7-day yield as of November 30, 2016.
5	Variable rate security. Rate indicated is rate effective at November 30, 2016.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $224,527,146 (cost $233,325,291), or 64.7% of total net assets.
7	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
8	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $18,353,438 (cost $25,067,068), or 5.3% of total net assets - see Note 12.
9	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective at November 30, 2016.
10	Perpetual maturity.
11	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
12	Security is a pay-in-kind bond.
13	Security is in default.
14	All or a portion of this security is pledged as futures collateral.

B.V.	Limited Liability Company
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EUR	Euro
FCB	Farmers Credit Bureau
GBP	Great Britain Pound
LLC	Limited Liability Company
LP	Limited Partnership
N.V.	Publicly Traded Company
plc	Public Limited Company
S.A.	Corporation
SCA	Limited Partnership

See Sector Classification in Supplemental Information section.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

Country Diversification

% of Long-Term
Country	Investments
United States	90.9%
Canada	1.9%
United Kingdom	1.3%
Netherlands	0.9%
Luxembourg	0.8%
Kenya	0.8%
Marshall Islands	0.8%
Australia	0.7%
Dominican Republic	0.6%
Saint Maarten	0.4%
France	0.4%
Niger	0.2%
Jersey	0.2%
Ireland	0.1%
Cayman Islands	0.0%*
Total Long-Term Investments	100.0%
*Less than 0.1%.

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets:
Corporate Bonds	$–	$133,594,883	$10,019,257	$143,614,140
Asset Backed Securities	–	159,138,799	5,561,005	164,699,804
Collateralized Mortgage Obligations	–	12,733,564	–	12,733,564
Senior Floating Rate Interests	–	112,407,179	21,911,533	134,318,712
Municipal Bonds	–	2,193,937	–	2,193,937
Foreign Government Bonds	–	6,935,000	–	6,935,000
Common Stocks	637,787	209,536	824,472	1,671,795
Preferred Stocks	2,920,324	–	–	2,920,324
Warrants	–	33,784	–	33,784
U.S. Government Securities	–	24,292,195	–	24,292,195
Money Market Fund	472,490	–	–	472,490
Forward Foreign Currency Exchange Contracts*	–	13,745	–	13,745
Equity Futures Contracts*	2,106,966	–	–	2,106,966
Total Assets	$6,137,567	$451,552,622	$38,316,267	$496,006,456

Liabilities:
Options Written	768,535	–	–	768,535
Unfunded Commitments	–	717,517	–	717,517
Forward Foreign Currency Exchange Contracts*	–	61,969	–	61,969
Total Liabilities	$768,535	$779,486	$–	$1,548,021
*These amounts are reported as unrealized gain/(loss) as of November 30, 2016.
If not referenced in the table, please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at			Input
Category	11/30/2016	Valuation Technique	Unobservable Inputs	Range
Corporate Bonds	$ 7,531,486	Option adjusted spread off	Indicative Quote	–
		the month end broker
		quote over the
		3 month LIBOR
Corporate Bonds	2,231,750	Model Price	Market Comparable Yields	8.8% – 14.1%
Corporate Bonds	256,021	Model Price	Liquidation Value	–
Asset Backed	4,061,002	Option adjusted spread off	Indicative Quote	–
Securities		the month end broker
		quote over the
		3 month LIBOR
Asset Backed	1,500,000	Option adjusted spread	Indicative Quote for	–
Securities			Comparable Security
Senior Floating	1,987,700	Option adjusted spread off	Indicative Quote	–
Rate Interests		the month end broker
		quote over the
		3 month LIBOR
Senior Floating	685,100	Enterprise Value	Valuation Multiple	5.5x – 7.1x
Rate Interests
Senior Floating	7,795,698	Model Price	Market Comparable Yields	4.8% – 5.9%
Rate Interests
Senior Floating	11,443,035	Model Price	Purchase Price	–
Rate Interests
Common Stocks	387	Model Price	Liquidation Value	–
Common Stocks	56,404	Model Price	Purchase Price	–
Common Stocks	767,681	Enterprise Value	Valuation Multiple	5.5x – 7.7x

Significant changes in an indicative quote, liquidation value, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.
Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
As of November 30, 2016, the Fund had securities with a total value of $1,520,914 transferred from Level 2 to Level 3 due to lack of multiple vendor prices. As of November 30, 2016, the Fund had securities with a total value of $5,138,400 transferred from Level 3 to Level 2 due to availability of market price information at the period end.

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2016

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2016:

		Senior
	Asset	Floating	Collateralized
	Backed	Rate	Corporate	Mortgage	Common
	Securities	Interests	Bonds	Obligations	Stocks	Total
Assets:
Beginning
Balance	$8,036,285	$19,029,841	$8,485,549	$3,380,625	$1,079,055	$40,011,355
Paydowns
Received	(321,057)	(3,485,092)	(83,627)	(18,702)	–	(3,908,478)
Payment-in-kind
Distributions
Received	–	29,098	17,507	–	–	46,605
Realized Gain/
Loss	–	3,100	–	338,151	–	341,251
Change in
Unrealized
Gain/Loss	155,126	(340,211)	(55,134)	(184,146)	(683,102)	(1,107,467)
Accrued
discounts/
(premiums)	3,108	43,296	23,477	1,112	–	70,993
Purchases	989,000	3,432,565	2,000,000	–	60,004	6,481,569
Sales	–	(373,628)	–	(1,680,097)	–	(2,053,725)
Corporate
actions	–	2,051,650	(368,515)	–	368,515	2,051,650
Transfers into
Level 3	–	1,520,914	–	–	–	1,520,914
Transfers out
of Level 3	(3,301,457)	–	–	(1,836,943)	–	(5,138,400)
Ending Balance	$5,561,005	$21,911,533	$10,019,257	$ –	$ 824,472	$38,316,267
Net change in
unrealized
appreciation
(depreciation)
for investments
in securities
still held at
November 30,
2016	$ 87,932	$ (348,520)	$ (55,133)	$ –	$ (683,102)	$ (998,823)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 39

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2016

ASSETS:
Investments, at value (cost $503,253,597)	$493,885,745
Cash	8,595,041
Restricted cash	1,513,469
Foreign currency, at value (Cost $37,308)	37,308
Unrealized appreciation on forward foreign currency exchange contracts	13,745
Receivables:
Investments sold	8,292,922
Interest	4,778,820
Dividends	6,875
Tax reclaims	4,276
Other assets	7,094
Total assets	517,135,295

LIABILITIES:
Reverse repurchase agreements	139,786,130
Borrowings	14,704,955
Written options, at value (premiums received $701,927)	768,535
Unfunded loan commitments, at value (Note 10) (Commitment fees received $965,124)	717,517
Interest payable on borrowings	321,770
Due to broker	240,000
Variation margin on futures	135,120
Unrealized depreciation on forward foreign currency exchange contracts	61,969
Payable for:
Investments purchased	12,662,987
Investment advisory fees	398,184
Offering costs	309,173
Trustees’ fees and expenses*	26,628
Accrued expenses and other liabilities	135,016
Total liabilities	170,267,984
NET ASSETS	$346,867,311
NET ASSETS CONSIST OF:
Common Stock, $0.01 par value per share; unlimited number of shares authorized,
18,507,502 shares issued and outstanding	$185,075
Additional paid-in capital	358,301,149
Distributions in excess of net investment income	(13,053,682)
Accumulated net realized gain on investments	8,576,055
Net unrealized depreciation on investments	(7,141,286)
NET ASSETS	$346,867,311
Net asset value	$18.74
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	November 30, 2016
For the Six Months Ended November 30, 2016 (Unaudited)

INVESTMENT INCOME:
Interest	$18,475,153
Dividends	121,974
Total investment income	18,597,127
EXPENSES:
Investment advisory fees	2,334,552
Interest expense	1,196,217
Professional fees	103,742
Fund accounting fees	58,077
Trustees' fees and expenses*	57,279
Administration fees	54,212
Printing fees	43,860
Custodian fees	29,730
Registration and filings	13,908
Transfer agent fees	10,223
Insurance	6,288
Miscellaneous	1,332
Total expenses	3,909,420
Net investment income	14,687,707
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	4,932,845
Foreign currency transactions	974,550
Written options	645,568
Futures contracts	3,528,442
Net realized gain	10,081,405
Net change in unrealized appreciation (depreciation) on:
Investments	17,143,727
Foreign currency translations	(62,434)
Written options	584,525
Futures contracts	(177,670)
Net change in unrealized appreciation (depreciation)	17,488,148
Net realized and unrealized gain	27,569,553
Net increase in net assets resulting from operations	$42,257,260
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 41

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2016

	Period Ended
November 30, 2016		Year Ended
	(Unaudited)	May 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,687,707	$24,660,280
Net realized gain on investments	10,081,405	6,158,770
Net change in unrealized appreciation (depreciation) on investments	17,488,148	(29,493,024)
Net increase in net assets resulting from operations	42,257,260	1,326,026
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(19,857,283)	(32,113,499)
Capital gains	—	(6,431,359)
Total distributions to shareholders	(19,857,283)	(38,544,858)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued though at-the-market offering	12,886,026	3,253,035
Reinvestments	1,414,430	1,244,253
Common share offering costs charged to paid-in capital	(79,306)	(19,815)
Net increase in net assets resulting from shareholder transactions	14,221,150	4,477,473
Net increase (decrease) in net assets	36,621,127	(32,741,359)
NET ASSETS:
Beginning of period	310,246,184	342,987,543
End of period	$346,867,311	$310,246,184
Distributions in excess of net investment income at end of period	$(13,053,682)	$(7,884,106)

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	November 30, 2016
For the Six Months Ended November 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$42,257,260
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	(17,143,727)
Net change in unrealized appreciation (depreciation) on written options	(584,525)
Net change in unrealized appreciation (depreciation) on foreign currency translations	62,434
Net realized gain on investments	(4,932,845)
Net realized gain on written options	(645,568)
Net accretion of bond discount and amortization of bond premium	(3,369,178)
Purchase of long-term investments	(150,794,911)
Paydowns received on mortgage and asset backed securities	39,236,277
Proceeds from written options	4,306,734
Cost of closing written options	(3,665,441)
Proceeds from sales of long-term investments	83,376,295
Other payments	226,001
Net purchases of short-term investments	(1,262,500)
Increase in interest receivable	(413,969)
Decrease in investments sold receivable	4,309,298
Decrease in tax reclaims receivable	9,575
Increase in other assets	(6,254)
Decrease in due to broker	(346,000)
Increase in investments purchased payable	5,511,380
Increase in interest payable on borrowings	18,580
Commitment fees received on unfunded commitments	(54,317)
Decrease in variation margin	(40,650)
Increase in investment advisory fees payable	21,109
Increase in trustees' fees and expenses* payable	390
Decrease in accrued expenses and other liabilities	(49,509)
Net Cash Used in Operating and Investing Activities	$(3,974,061)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	12,886,026
Distributions to common shareholders	(18,442,853)
Proceeds from reverse repurchase agreements	156,928,033
Payments made on reverse repurchase agreements	(147,711,949)
Proceeds from borrowings	6,250,000
Payments made on borrowings	(900,000)
Offering costs in connection with the issuance of common shares	6,558
Net Cash Provided by Financing Activities	9,015,815
Net increase in cash	5,041,754
Cash at Beginning of Period (including foreign currency and restricted cash)	5,104,064
Cash at End of Period (including foreign currency and restricted cash)	$10,145,818
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,177,637
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,414,430
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received
on payment-in-kind bonds	$64,858
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 43

FINANCIAL HIGHLIGHTS	November 30, 2016

	Period
	Ended
	November 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$17.50		$19.61	$20.56	$20.95	$19.00	$20.11
Income from investment operations:
Net investment income(a)	0.81		1.40	1.28	1.44	1.68	1.80
Net gain (loss) on investments (realized and unrealized)	1.52		(1.33)	(0.05)	0.35	2.22	(1.06)
Total from investment operations	2.33		0.07	1.23	1.79	3.90	0.74
Less distributions:
From and in excess of net investment income	(1.09)		(1.82)	(1.42)	(1.82)	(1.78)	(1.85)
Capital gains	—		(0.36)	(0.76)	(0.36)	(0.17)	—
Total distributions to shareholders	(1.09)		(2.18)	(2.18)	(2.18)	(1.95)	(1.85)
Net asset value, end of period	$18.74		$17.50	$19.61	$20.56	$20.95	$19.00
Market value, end of period	$19.22		$17.61	$21.21	$21.83	$21.91	$21.08
Total Return(b)
Net asset value	13.58%		0.80%	6.39%	9.20%	21.37%	4.09%
Market value	15.76%		-6.07%	8.08%	10.71%	14.10%	3.81%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$346,867		$310,246	$342,988	$318,001	$286,471	$207,346
Ratio to average net assets applicable to Common Shares:
Net investment income, including interest expense	8.79	%(e)	7.79%	6.44%	7.07%	8.30%	9.45%
Total expenses, including interest expense(c)(d)	2.34	%(e)	2.38%	2.16%	2.28%	2.47%	2.55%
Portfolio turnover rate	19%		116%	86%	95%	165%	112%

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2016

	Period
	Ended
	November 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016	May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2016	2015	2014	2013	2012
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$154,491	$139,925	$160,247	$136,430	$115,573	$83,842
Asset Coverage per $1,000 of indebtedness(f)	$3,245	$3,217	$3,140	$3,331	$3,479	$3,473

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value
(“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.02%, 0.03%, 0.03%, 0.05% and 0.04% for the years ended May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(d)	Excluding interest expense, the operating expense ratios for the six months ended November 30, 2016 and the years ended May 31 would be:

November 30,
2016	2016	2015	2014	2013	2012
1.62%	1.74%	1.72%	1.78%	1.81%	1.78%

(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2016

Note 1 – Organization:
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies consistently followed by the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Financial futures contracts are valued at 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Restricted Cash
A portion of cash on hand relates to collateral received by the Fund for repurchase agreements and futures contracts. This amount is presented on the Statement of Assets and Liabilities as Restricted Cash.
(d) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.
As of November 30, 2016, the Fund had no swap contracts outstanding.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

(e) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.
(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

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(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(h) Futures Contracts
Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.
Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
(i) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(j) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.
MUIS acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund’s fair valuation guidelines categorize these securities as Level 3.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”), applicable to regulated investment companies.
The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
As of November 30, 2016, the cost of investments and accumulated unrealized appreciation/ (depreciation) of investments for federal income tax purposes, were as follows:
Net Tax
	Gross Tax	Gross	Unrealized
Cost of Investments	Unrealized	Tax Unrealized	Depreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$511,637,705	$22,789,162	$(40,541,122)	$(17,751,960)

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, equity to debt income accruals, collateralized loan obligations, and the marking to market of forward foreign currency contracts, futures contracts and options contracts.
As of May 31, 2016 (the most recent fiscal year end for federal income tax purposes), the tax components of accumulated earnings/losses (excluding paid-in capital) on a tax basis were as follows:
	Undistributed
	Long-Term Capital
Undistributed	Gains/(Accumulated	Net Unrealized
Ordinary Income	Capital and Other Losses)	Depreciation
$520,395	$129,983	$(34,669,268)

For the year ended May 31, 2016 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:
Distributions paid from
Ordinary income	$32,113,499
Long –term capital gain	6,431,359
$38,544,858

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued Note 5 – Federal Income Taxes:	November 30, 2016

are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
During the six months ended November 30, 2016, the cost of purchases and proceeds from sales of investments, excluding written options, futures contracts and short-term investments, were $150,794,911 and $83,376,295, respectively.
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the six months ended November 30, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Purchases	Sales	Realized Gain
$2,056,813	$1,052,500	$52,500

Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

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(a) Covered Call Options and Put Options

The Fund pursues its investment objective by employing an option strategy of writing (selling) covered call options and, from time to time, buys or sells put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. The maximum exposure the Fund has at risk when purchasing an option is the premium paid.
The Fund entered into written option contracts during the six months ended November 30, 2016.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Details of the transactions were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of the period	279	$706,202
Options written during the period	1,660	4,306,734
Options expired during the period	–	–
Options closed during the period	(1,658)	(4,311,009)
Options assigned during the period	–	–
Options outstanding, end of period	281	$701,927

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
The Fund may utilize index swap transactions to manage its exposure to various securities markets, changes in interest rates, or currency values. Index swap transactions allow the Fund to receive the appreciation/depreciation of the specified index over a specified time period in exchange for an agreed upon fee paid to the counterparty.
The Fund did not have any swap agreements outstanding as of November 30, 2016.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

(c) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
As of November 30, 2016, the following forward foreign currency exchange contracts were outstanding:
						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	11/30/16	(Depreciation)
EUR	323,000
for USD	356,288	Bank of America Merrill Lynch	12/12/2016	$356,288	$342,543	$13,745
GBP	5,117,000
for USD	6,341,385	Bank of America Merrill Lynch	12/12/2016	6,341,385	6,403,354	(61,969)
						$(48,224)

(d) Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.
(e) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of November 30, 2016.
Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments (value in $000s):
Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk		$ –	Options Written	$769
Equity risk	Unrealized appreciation on	2,107	Unrealized depreciation on	–
	futures contracts*		futures contracts*
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	14	exchange contracts	62
Total		$2,121		$831

*  Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations for the six months ended November 30, 2016.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives (value in $000s):

Primary Risk	Written	Foreign Currency	Futures
Exposure	Options	Transactions	Contracts	Total
Equity risk	$646	$ –	$ 3,528	$ 4,174
Foreign exchange risk	–	975	–	975
Total	$646	$ 975	$ 3,528	$ 5,149

Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s):

Primary	Written	Foreign Currency	Futures
Risk Exposure	Options	Translations	Contracts	Total
Equity risk	$585	$ –	$ (178)	$ 407
Foreign exchange risk	–	(71)*	–	(71)
Total	$585	$ (71)	$ (178)	$ 336
*  The Statement of Operations includes change in unrealized appreciation (depreciation) on foreign currency and payables or receivables in foreign currency.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Derivative Volume

 Forward Foreign Currency Exchange Contracts:
The Fund had the following activity in forward foreign currency exchange contracts during the six months ended November 30, 2016:
Quarterly Average Settlement Value Purchased	$–
Quarterly Average Settlement Value Sold	7,324,746

Futures Contracts:
The Fund had the following activity in futures contracts during the six months ended November 30, 2016:
Quarterly Average Notional Value	$61,750,725

Note 8 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

Net Amounts
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial
Description	Assets	Liabilities	Liabilities	Instruments	Net Amount
Forward Foreign
Currency
Exchange
Contracts	$ 13,745	$ –	$ 13,745	$ 13,745	$ –

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial
Description	Liabilities	Liabilities	Liabilities	Instruments	Net Amount
Reverse Repurchase
Agreements	$ 139,786,130	$ –	$ 139,786,130	$ 139,786,130	$ –
Forward Foreign
Currency Exchange
Contracts	61,969	–	61,969	13,745	48,224

Note 9 – Leverage:
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the six months ended November 30, 2016, the average daily balance of reverse

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

repurchase agreements outstanding amounted to $121,707,652. The weighted average interest rate was 1.81%. As of November 30, 2016, there was $139,786,130 in reverse repurchase agreements outstanding.
As of November 30, 2016, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rates	Maturity Dates	Face Value
Bank of America	1.57% - 1.96%	12/05/16 – 01/12/17	$ 8,753,198
Barclays Capital, Inc.	0.00% - 2.28%	12/01/16 – 01/05/17	17,785,244
Barclays Capital, Inc.	0.00% - 1.00%*	Open maturity	1,795,403
BNP Paribas	1.48% - 1.87%	12/02/16 – 03/01/17	27,118,687
Citigroup Global Markets, Inc.	0.00%	Open maturity	268,000
Credit Suisse First Boston	1.50% - 1.80%	12/05/16 – 01/06/17	9,416,487
Credit Suisse First Boston	0.75% - 1.55%*	Open maturity	2,440,156
JPM Securities	1.74% - 1.92%	12/08/16 – 12/09/16	5,195,000
Morgan Stanley, Inc.	1.63% - 2.34%	12/07/16 – 02/27/17	14,516,650
Nomura	2.18% - 2.69%	09/05/17 – 11/07/17	15,192,194
Nomura	1.40%*	Open maturity	3,931,313
RBC Capital	1.33% - 1.81%	12/05/2016 – 03/01/17	22,882,548
RBC Capital	1.30%*	Open maturity	397,250
Royal Bank of Canada	2.17% - 2.38%	01/12/17 – 02/07/17	1,828,000
Societe Generale	1.93% - 2.43%	12/02/16 – 02/24/17	7,347,000
Wells Fargo Bank, Ltd.	1.79%	12/07/16	919,000
			$139,786,130
* Variable rate security. Rate indicated is rate effective as of November 30, 2016.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2016, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 - 90	Greater than
	Continuous	30 days	days	90 days	Total
Asset Backed Securities	$–	$28,611,350	$7,393,000	$4,574,750	$40,579,100
Collateralized Mortgage
Obligations	–	1,950,000	–	–	1,950,000
Corporate Bonds	7,105,810	19,784,420	44,819,953	20,091,866	91,802,049
Foreign Government Bonds	1,726,312	1,326,750	2,401,919	–	5,454,981
Total Borrowings	$8,832,122	$51,672,520	$54,614,872	$24,666,616	$139,786,130
Gross amount of recognized
liabilities for reverse
repurchase agreements	$8,832,122	$51,672,520	$54,614,872	$24,666,616	$139,786,130

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Borrowings
The Fund has entered into a $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. As of November 30, 2016, there was $14,704,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the six months ended November 30, 2016, was $10,793,206 with a related average interest rate of 1.69%. The maximum amount outstanding during the six months ended November 30, 2016 was $14,704,955. As of November 30, 2016, the total value of securities segregated and pledged as collateral in connection with borrowings was $28,141,181.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 10 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of November 30, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2016, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $216,399,281.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

As of November 30, 2016, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:
Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/2019	$1,100,000	$82,562
Acrisure LLC	11/03/2023	154,762	226
American Seafoods Group LLC	08/19/2021	500,000	58,606
Amspec Services, Inc.	07/01/2022	82,362	755
Aspect Software, Inc.	05/25/2018	20,833	–
Deltek, Inc.	06/25/2020	1,500,000	133,108
Eyemart Express	12/18/2019	500,000	36,962
Globallogic Holdings, Inc.	11/30/2018	300,000	22,949
Gold Merger, Co.	07/27/2021	1,000,000	–
Grinding Media, Inc.	03/03/2017	350,000	–
Hostess Brands	08/03/2020	500,000	–
Insight Fourth Hospitality	07/15/2020	500,000	56,603
IntraWest Holdings	12/10/2018	200,000	3,233
MRI Software LLC	10/03/2021	81,818	–
National Technical	06/12/2021	305,882	2,462
Packaging Coordinators Midco, Inc.	07/01/2021	1,384,615	158,653
Pelican Products, Inc.	04/11/2019	300,000	21,163
PowerSchool, Inc.	07/29/2021	525,000	51,002
Solera LLC	03/03/2021	745,433	89,233
		$10,050,705	$717,517

Note 11 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,507,502 issued and outstanding.

Transactions in common shares were as follows:

	Six months ended	Year ended
	November 30, 2016	May 31, 2016
Beginning Shares	17,729,262	17,493,253
Common shares issued through at-the-market offering	701,647	166,779
Shares issued through dividend reinvestment	76,593	69,230
Ending Shares	18,507,502	17,729,262

On October 23, 2013, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and post-effective amendments thereto became effective on October 3, 2014 and September 30, 2015. The shelf registration statement allowed for the issuance of

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 63

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

up to $150,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,977,022 shares.
On November 14, 2016, the Fund’s replacement shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $125,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,900,000 shares.
The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the six months ended November 30, 2016, the Fund incurred $79,306 of expenses associated with the at-the market offerings.
Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 1.09% due 03/15/19	10/14/2009	$9,732,312	$3,922,308
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30	05/07/2015	3,000,000	3,008,599
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52	09/18/2014	1,901,466	1,836,943
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52	04/23/2015	487,789	493,162
Customers Bank
6.13% due 06/26/29	06/24/2014	2,500,000	2,525,000
EIG Investors Corp.
10.88% due 02/01/24	05/16/2016	685,399	697,500
Fortress Credit Opportunities
2005-1A, 0.96% due 07/15/19	02/16/2012	2,330,051	2,355,560
HP Communities LLC
6.82% due 09/15/53	07/21/2015	974,759	1,054,859
HP Communities LLC
6.16% due 09/15/53	06/09/2014	997,523	993,878
Pacific Beacon LLC
5.63% due 07/15/51	01/15/2014	589,955	666,964
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/2013	689,099	652,729
Schahin II Finance Co SPV Ltd
5.88% due 09/25/22	01/08/2014	1,178,715	145,936
		$25,067,068	$18,353,438

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2016

Note 13 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 65

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2016

Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees
Randall C. Barnes	Trustee	Since 2007	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments Funds (2014-Present).
(1951)

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	95	Current: Midland Care, Inc. (2011-present).
Chubb, Jr.
(1946)
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
(1946)

Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	95	Current: Zincore Metals, Inc. (2009-present).

			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp. (2011-2012).

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued					November 30, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	95	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).

Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2007	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	100	Current: Edward-Elmhurst Healthcare System (2012-present).

Maynard F.	Trustee	Since 2014	Current: Retired.	95
Current: Fort Hays State University
Foundation (1999-present); Stormont-
Vail Foundation (2013- present);
University of Minnesota MHA Alumni
Philanthropy Committee (2009-present).

Former: Topeka Community Foundation
(2009-2014).

Oliverius
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2007	Current: Portfolio Consultant (2010-present).	97	Former: Bennett Group of Funds

Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
					(2011-2013).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 67

SUPPLEMENTAL INFORMATION (Unaudited) continued					November 30, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Interested Trustee
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).	230
Current: Clear Spring Life Insurance
Company (2015-present); Guggenheim Partners Investment Management Holdings LLC (2014-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:
- Messrs. Farley, Karn, Nyberg, Oliverius and Toupin are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.
- Messrs. Barnes, Cacciapaglia, Chubb and Friedrich are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Officers
The Officers of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
William H. Belden, III (1965)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2007
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016
Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments (April 2015-present)

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating officer, Macquarie Capital Management (2007-2009).

Amy J. Lee	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

(1961)

Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director ,Guggenheim Investments (2007-present).
(1978)

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 69

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers continued:
Glenn McWhinnie	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Adam J. Nelson	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2016

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 71

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2016

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND INFORMATION	November 30, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb Jr.
Investment Sub-Adviser
Jerry B. Farley	Guggenheim Partners Investment
Management, LLC
Roman Friedrich III	Santa Monica, CA

Robert B. Karn III	Administrator & Accounting Agent
MUFG Investor Services (US), LLC
Ronald A. Nyberg	Rockville, MD

Maynard F. Oliverius	Custodian
The Bank of New York Mellon Corp
Ronald E. Toupin, Jr.,	New York, NY
Chairperson
Legal Counsel
* Trustee is an “interested person” (as defined	Skadden, Arps, Slate,
in section 2(a)(19) of the 1940 Act)	Meagher & Flom LLP
(“Interested Trustee”) of the Trust because of	New York, NY
his position as the President and CEO of the
Investment Adviser and Sub-Adviser.	Independent Registered Public
Accounting Firm
Principal Executive Officers	Ernst & Young LLP
McLean, VA
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 73

FUND INFORMATION continued	November 30, 2016

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Strategic Opportunities Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

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GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 75

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (01/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GOF-SAR-1116

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) As of January 30, 2017, Steven Brown has been added as Portfolio Manager of the registrant. Please see the information below as required by paragraphs (a)(1) - (a)(4) of this Item 8 as of November 30, 2016 for Steven Brown.
(a)(1)  Guggenheim Partners Investment Management, LLC (“Guggenheim”) serves as the investment sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

Steven Brown shares primary responsibility for the day-to-day management of the registrant’s portfolio and his information is provided as of November 30, 2016:

Name	Since	Professional Experience During the Last Five Years
Steven Brown	2017
Guggenheim Partners Investment Management, LLC, Managing Director and Portfolio Manager – 2016 – Present; Guggenheim Partners Investment Management, LLC, Director – 2014 – 2016; Guggenheim Partners Investment Management, LLC, Vice President 2013-2014; Guggenheim Partners Investment Management, LLC, Senior Associate 2012-2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following table summarizes information regarding each of the other accounts managed by Steven Brown as of November 30, 2016:

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	13	11,344,634,630	0	$0
Other pooled investment vehicles	5	$4,186,499,620	2	$3,453,576,507
Other accounts	11	$1,987,712,964	4	$615,551,831

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by Steven Brown as of November 30, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Steven Brown	$-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)(1)   Not applicable.
(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)   Not applicable.
(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Strategic Opportunities Fund
By:      /s/ Donald C. Cacciapaglia
Name:  Donald C. Cacciapaglia
Title:     President and Chief Executive Officer
Date:    February 6, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Donald C. Cacciapaglia
Name:    Donald C. Cacciapaglia
Title:       President and Chief Executive Officer
Date:      February 6, 2017
By:         /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     February 6, 2017